SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2020

Charter Communications, Inc.
CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street
Stamford, Connecticut 06901
(Address of principal executive offices including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	CHTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 28, 2020, Charter Communications, Inc. (the “Company”) held its Annual Meeting of Stockholders. Of the total 234,195,593 shares of the Company’s common stock outstanding and eligible to vote at the meeting, including Charter Communications Holdings, LLC common and preferred units on an as-if-converted or exchanged basis, 194,602,010 shares of Class A common stock, representing the same number of votes, and 1 share of Class B common stock, representing 26,595,021 votes, were represented in person or by proxy at the meeting. The votes cast for all matters are set forth below:

1. Election of Directors.

Nominees	For	Withheld	Abstain	Broker Non-Votes
W. Lance Conn	211,836,248	3,314,344	64,307	5,982,132
Kim C. Goodman	213,298,758	1,858,351	57,790	5,982,132
Craig A. Jacobson	211,321,933	3,802,692	90,274	5,982,132
Gregory Maffei	172,829,837	42,295,192	89,870	5,982,132
John D. Markley, Jr.	204,658,349	10,226,865	329,685	5,982,132
David C. Merritt	213,073,580	2,080,832	60,487	5,982,132
James E. Meyer	184,590,292	30,533,886	90,721	5,982,132
Steven A. Miron	195,235,569	19,889,258	90,072	5,982,132
Balan Nair	193,443,400	21,680,623	90,876	5,982,132
Michael Newhouse	208,844,268	6,280,156	90,475	5,982,132
Mauricio Ramos	212,509,754	2,644,792	60,353	5,982,132
Thomas M. Rutledge	210,079,610	4,365,210	770,079	5,982,132
Eric L. Zinterhofer	191,348,349	23,779,078	87,472	5,982,132

2. Vote to approve, on an advisory basis, the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
201,296,217	13,748,814	169,868	5,982,132

3. Vote to ratify the appointment of KPMG LLP as the Company’s independent public accounting firm.

For	Against	Abstain	Broker Non-Votes
219,352,409	1,774,856	69,766	—

4. Vote on the Stockholder proposal regarding the Chairman of the Board and CEO roles.

For	Against	Abstain	Broker Non-Votes
50,542,762	164,112,769	559,368	5,982,132

No other matters were considered and voted on by the stockholders at the annual meeting.

As a result of the votes cast as reported above, the stockholders elected each nominee as a director of the Company, approved the Company’s executive compensation, ratified the appointment of KPMG LLP as independent public accounting firm for the Company for the year ending December 31, 2020, and did not approve the stockholder proposal regarding the Chairman of the Board and CEO roles.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: May 1, 2020		Executive Vice President, Chief Accounting Officer and Controller

CCO Holdings, LLC
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: May 1, 2020		Executive Vice President, Chief Accounting Officer and Controller

CCO Holdings Capital Corp.
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: May 1, 2020		Executive Vice President, Chief Accounting Officer and Controller